Supplement Dated January 1, 2001*
                     to the Prospectus Dated June 30, 2000
                 of IDS Life Series Fund, Inc. S-6191 P (6/00)



The following revision applies to the "Management" section of the Money Market Portfolio. The following paragraph replaces the paragraph on Terry Fettig:

         Terry Seierstad, senior portfolio manager, manages the day-to-day operations of IDS Life Series Fund - Money Market Portfolio. He joined AEFC in 1982 and has managed this Fund since January 2001. He also serves as portfolio manager of AXP Tax-Exempt Bond Fund, AXP Cash Management Fund, and AXP Variable Portfolio - Cash Management Fund.

S-6191-51 A (01/01)
*Valid until June 30, 2001